American Century Quantitative Equity Funds

PROSPECTUS SUPPLEMENT

EQUITY GROWTH FUND * INCOME & GROWTH FUND
SMALL CAP QUANTITATIVE FUND * GLOBAL GOLD FUND
GLOBAL NATURAL RESOURCES FUND * UTILITIES FUND

Supplement dated July 9, 2002 * Prospectus dated May 1, 2002
                               (Investor Class, Advisor Class, Institutional
                                Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of
Shareholders to be held August 2, 2002, or any adjournment therof.

The record date for the meeting is July 9, 2002. If you own shares of the funds as of the close of business on that date, you are entitled to vote at the
Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about July 15, 2002.

ALL FUNDS

Shareholders of the aforementioned funds are being asked to consider and act upon a proposal to elect the funds' eight-member Board of Directors for indefinite terms, subject to termination or resignation. The nominees are Albert
Eisenstat, Ronald J. Gilson, Kathryn A. Hall, William M. Lyons, Myron S.
Scholes, Kenneth E. Scott, James E. Stowers III and Jeanne D. Wohlers.

If approved by shareholders, this proposal will become effective immediately following the meeting.

GLOBAL NATURAL RESOURCES

Shareholders of Global Natural Resources are being asked to consider and act upon a proposal to liquidate and terminate the fund. After considering the limited prospects for renewed growth of the assets of the fund and the efforts and expenses of the fund's distributor to distribute shares of the fund, the
Board of Directors determined it is in the best interest of the investors to liquidate the fund. Please note, that the liquidation of Global Natural
Resources assets will occur at the full net asset value of the fund on the date of liquidation and will result in a taxable event for investors who own their shares in taxable accounts.

In connection with the plan to liquidate, effective May 15, 2002, the fund closed to new investors.

If approved by shareholders, this proposal would become effective on August
30, 2002, or as soon as practicable thereafter.

SH-SPL-30821   0207